UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2014 (March 20, 2014)

LIN Media LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36032	90-0935925
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

701 Brazos Street, Suite 800, Austin, Texas 78701
(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (512) 774-6110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Merger Agreement

On March 21, 2014, Media General, Inc., a Virginia corporation (“Media General”), Mercury New Holdco, Inc., a Virginia corporation (“New Holdco”), Mercury Merger Sub 1, Inc., a Virginia corporation and a direct, wholly owned subsidiary of New Holdco (“Merger Sub 1”), Mercury Merger Sub 2, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of New Holdco (“Merger Sub 2”), and LIN Media LLC, a Delaware limited liability company (“LIN”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub 1 will, upon the terms and subject to the conditions thereof, merge with and into Media General (the “Media General Merger”), with Media General surviving the Media General Merger as a wholly owned subsidiary of New Holdco, and immediately following the consummation of the Media General Merger, Merger Sub 2 will merge with and into LIN (the “LIN Merger” and together with the Media General Merger, the “Mergers”), with LIN surviving the LIN Merger as a wholly owned subsidiary of New Holdco.

Transaction Structure

Upon the Media General Merger becoming effective (the “Media General Merger Effective Time”), by virtue of the Media General Merger and without any action on the part of the parties to the Merger Agreement or any shareholder of Media General, (a) each share of voting common stock of Media General, or fraction thereof, issued and outstanding immediately prior to the Media General Merger Effective Time will be converted into the right to receive one share of New Holdco voting common stock (the “New Holdco Voting Shares”) (the ratio of one share of Media General voting common stock to one New Holdco Voting Share, the “Media General Voting Exchange Ratio”), or equal fraction thereof and (b) each share of non-voting common stock of Media General, or fraction thereof, issued and outstanding immediately prior to the Media General Merger Effective Time will be converted into the right to receive one share of New Holdco non-voting common stock (the “New Holdco Non-Voting Shares” and together with the New Holdco Voting Shares, the “New Holdco Shares”) (the ratio of one share of Media General non-voting common stock to one New Holdco Non-Voting Share, the “Mercury Non-Voting Exchange Ratio”), or equal fraction thereof, in each case, upon the terms and subject to the conditions set forth in the Merger Agreement.

Upon the LIN Merger becoming effective (the “LIN Merger Effective Time”), by virtue of the LIN Merger and without any action on the part of the parties to the Merger Agreement or any shareholder of LIN, each Class A, Class B and Class C common share of LIN (the “LIN Common Shares”), issued and outstanding immediately prior to the LIN Merger Effective Time will be converted at the election of the holder thereof, into the right to receive either (a) $27.82 in cash without interest (the “Cash Election Consideration”) or (b) 1.5762 shares of New Holdco Voting Shares (the “Stock Election Consideration”) (the ratio of one share of Class A, Class B or Class C common shares of LIN to 1.5762 shares of New Holdco Voting Shares, the “LIN Exchange Ratio”), upon the terms and subject to the conditions set forth in the Merger Agreement (excluding shares that are: (x) held in LIN’s treasury, (y) owned, directly or indirectly, by LIN or any of its subsidiaries or Media General or any of its subsidiaries or (z) held by shareholders of LIN, if any, who properly exercise their appraisal rights under Delaware law, if available (such shares held by such shareholders, the “LIN Dissenting Shares”)). Each of such shares described in (x) and (y) will automatically be cancelled and retired, with no consideration being paid or payable in respect thereof.

The total number of LIN Common Shares that will be converted into the right to receive the Cash Election Consideration will be capped at 27,426,312 minus the number of LIN Dissenting Shares (the “Cash Election Cap”). In the event that the number of LIN Common Shares electing the Cash Election Consideration exceeds the Cash Election Cap, the consideration received by such holders will be adjusted, on a pro rata basis, so that New Holdco Voting Shares will be issued in lieu of cash in such amount necessary to cause the total amount of LIN Common Shares receiving the Cash Election Consideration to be capped at the Cash Election Cap. If the Stock Election Consideration is oversubscribed, the consideration received by the holders of LIN Common Shares electing the Stock Election Consideration will be adjusted, on a pro rata basis, so that cash will be paid in lieu of New Holdco Voting Shares in an amount necessary to cause the total amount of LIN Common Shares receiving the Cash Election Consideration to equal the Cash Election Cap.

The Merger Agreement provides that, (i) outstanding equity-based awards held by employees and directors of Media General as of immediately prior to the Media General Effective Time will become equity-based awards of New Holdco, on the same terms and conditions and will be exercisable for, convertible into or may be settled for New Holdco Voting Shares based on the Media General Voting Exchange Ratio and (ii) certain outstanding equity-based awards held by employees and directors of LIN as of immediately prior to the LIN Merger Effective Time will become equity-based awards of New Holdco, on the same terms and conditions and will be exercisable for, convertible into or may be settled for New Holdco Voting Shares, provided that the number of New Holdco Voting Shares subject to such equity-based awards and the per share exercise price thereof will be adjusted based on the LIN Exchange Ratio. In addition, if the holder of certain unvested equity-based awards of LIN is involuntarily terminated by New Holdco within twelve (12) months after the LIN Merger Effective Time (other than for cause), all of the then-unvested equity-based awards held by such holder shall become fully vested upon such termination.

Governance

New Holdco will have a board of directors consisting initially of eleven directors, four of whom will be designated by LIN and seven of whom will be designated by Media General.  In addition, the non-executive chairman of the board of directors of New Holdco will be designated by Media General.

Under the terms of the Merger Agreement, Mr. Vincent L. Sadusky, the current President and Chief Executive Officer of LIN, will become the President and Chief Executive Officer of New Holdco.

Non-Solicit and LIN Window Shop

Both parties have agreed, among other things, (i) not to solicit, initiate, knowingly encourage or knowingly facilitate alternative acquisition proposals from third parties and (ii) subject to certain exceptions, not to engage in any discussions or negotiations with any third parties regarding alternative acquisition proposals.

Notwithstanding the limitations in the Merger Agreement, during the period from March 21, 2014 until 11:59 P.M. Eastern time on April 25, 2014 (the “Window Shop Period”), if LIN receives a bona fide written acquisition inquiry, LIN is permitted, subject to LIN’s determination that the party submitting such acquisition inquiry could reasonably be expected to have the financial capability necessary to make a Lares Superior Offer (as defined in the Merger Agreement), to furnish to such party certain limited information regarding LIN and participate in a limited number of conference calls to answer questions regarding such information, in each case subject to the execution of a customary nondisclosure agreement.

Prior to the Lares Approval Time (as defined in the Merger Agreement), (i) LIN may, subject to compliance with certain obligations set forth in the Merger Agreement, terminate the Merger Agreement to enter into a definitive agreement to accept a Lares Superior Offer, and (ii) may change its recommendation to the LIN shareholders regarding adopting the Merger Agreement if the LIN board of directors determines in good faith after consultation with its outside legal advisors that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties, subject to customary matching rights in favor of Media General.

Conditions to the Merger

The consummation of the Mergers is subject to the satisfaction or waiver of certain customary conditions, including, among others: (i) the receipt of approval from the Federal Communications Commission and the expiration or early termination of the waiting period applicable to the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of certain legal impediments to the consummation of the Mergers, (iii) the adoption of the agreement by the shareholders of LIN, (iv) the approval by the shareholders of Media General and (v) certain customary third party consents.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants for a transaction of this nature.  The Merger Agreement also contains customary mutual pre-closing covenants, including the obligation of LIN and Media General to conduct their respective businesses in all material respects in the ordinary course and to refrain from taking certain specified actions without the consent of the other party.

The Merger Agreement contains certain termination rights for both LIN and Media General including, among others, (i) by LIN, in the event LIN enters into a definitive agreement with respect to a Lares Superior Offer and, (ii) by Media General, if, as a result of regulatory actions or divestitures required by the regulatory authorities, the LIN television stations would lose annual broadcast cash flow exceeding a specified amount.  Upon termination of the Merger Agreement under specific circumstances, LIN will be required to pay Media General a termination fee.  If the Merger Agreement is terminated in connection with LIN entering into a definitive agreement with respect to a qualifying superior proposal prior to May 15, 2014 (subject, in limited situations, to an extension of such period) with a competing bidder who makes a qualifying superior acquisition proposal during the Window-Shop Period, the termination fee payable by LIN to Media General will be $26,600,000.   If the termination fee becomes payable by LIN under any other circumstances, the amount of the termination fee will be $57,300,000.   The Merger Agreement also provides that Media General will be required to pay a termination fee to LIN of $55,100,000 if the Merger Agreement is terminated under certain circumstances.

In addition to the foregoing termination rights, either party may terminate the Merger Agreement if the Mergers are not consummated on or before March 21, 2015 (which may be automatically extended to June 21, 2015, in certain circumstances specified in the Merger Agreement).

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about LIN or Media General. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential Disclosure Letters provided by each of LIN and Media General to the other in connection with the signing of the Merger Agreement. These confidential Disclosure Letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between LIN and Media General rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterizations of the actual state of facts about LIN or Media General.

Voting Agreements

In connection with entering into the Merger Agreement, LIN, Media General, New Holdco and LIN shareholders, collectively, holding approximately 99% of the issued and outstanding Class B shares of LIN and all of the issued and outstanding Class C shares of LIN entered into voting and support agreements (the “LIN Support Agreements”). The LIN Support Agreements generally require that the shareholders party thereto vote their LIN Common Shares in favor of the adoption of the Merger Agreement and take certain other actions in furtherance of the transactions contemplated by the Merger Agreement.

In connection with entering into the Merger Agreement, LIN, Media General and Media General shareholders holding approximately 30% of the issued and outstanding voting shares of common stock of Media General entered into a voting and support agreement (the “Media General Support Agreement” and together with the LIN Support Agreements, the “Support Agreements”). The Media General Support Agreement generally requires that the shareholders party thereto vote their voting shares of common stock of Media General in favor of the transactions contemplated by, and to take certain other actions in furtherance of, the Merger Agreement.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the Support Agreements, copies of which are filed as Exhibits hereto and each of which is incorporated by reference.

Item 5.03.                                        Amendments to Articles of Incorporation; Change in Fiscal Year.

On March 20, 2014, the Board of Directors of LIN approved an amendment to the amended and restated limited liability company agreement (the “LLC Agreement”) of LIN, effective as of March 20, 2014, adding a new section 18.11 to include a forum selection clause specifying the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) as the exclusive forum for all shareholder derivative lawsuits and certain other actions.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendment to the LLC Agreement adding a new section 18.11, a copy of which is filed as Exhibit 3.1 hereto and incorporated into this report by reference in its entirety.

Item 7.01.                                        Regulation FD Disclosure.

Press Release Announcing the Mergers

On March 21, 2014, LIN issued a joint press release with Media General announcing entry into the Merger Agreement. The joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 21, 2014, by and among Media General, Inc., Mercury New Holdco, Inc., Mercury Merger Sub 1, Inc., Mercury Merger Sub 2, LLC and LIN Media LLC.

3.1	Amendment to the Amended and Restated Limited Liability Company Agreement of LIN Media LLC, dated as of March 20, 2014.

10.1	Voting and Support Agreement, dated as of March 21, 2014, by and among LIN Media LLC, Media General, Inc., Mercury New Holdco, Inc. and the other parties thereto.

10.2	Voting and Support Agreement, dated as of March 21, 2014, by and among LIN Media LLC, Media General, Inc., Mercury New Holdco, Inc. and Carson LIN SBS L.P.

10.3	Voting and Support Agreement, dated as of March 21, 2014, by and among LIN Media LLC, Media General, Inc., Standard General Fund, L.P. and Standard General Communications, LLC.

99.1	Joint Press Release issued March 21, 2014 by Media General, Inc. and LIN Media LLC.

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

FORWARD-LOOKING STATEMENTS

Certain statements in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Media General or LIN to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “increase,” “forecast” and “guidance” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the proposed merger will occur as currently contemplated, or at all, or that the expected benefits from the transaction will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed merger include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the merger, including timing, receipt of, and conditions to obtaining regulatory approvals, timing and receipt of approval by the shareholders of Media General and LIN, the respective parties’ performance of their obligations under the Merger Agreement, and other factors affecting the execution of the transaction. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this report include, but are not limited to, Media General’s and LIN’s ability to promptly and effectively integrate the businesses of the two companies, any change in national and regional economic conditions, the competitiveness of political races and voter initiatives, pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets served by Media General and LIN, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events.

A further list and description of important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Media General’s and LIN’s respective Annual Reports on Form 10-K for the year ended December 31, 2013, included under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.  Other unknown or unpredictable factors could also have material adverse effects on Media General’s or LIN’s performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this report may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this report. Media General and LIN undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

NO OFFER OR SOLICITATION

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any shareholder of Media General, Inc. (“Media General”) or LIN Media LLC (“LIN”). In connection with the Agreement and Plan of Merger by and among Media General, Mercury New Holdco, Inc., (“Media General Holdings”), LIN and the other parties thereto (the “Merger”), Media General, Media General Holdings and LIN intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Media General Holdings that will contain a joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDIA GENERAL, LIN, MEDIA GENERAL HOLDINGS AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Media General, Media General Holdings and LIN with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. The documents filed by Media General and Media General Holdings may also be obtained for free from Media General’s Investor Relations web site (http://www.mediageneral.com/investor/index.htm) or by directing a request to Media General’s Investor Relations contact, Lou Anne J. Nabhan, Vice President, Corporate Communications, at (804) 887-5120 or from LIN by contacting Corporate Communications, by telephone at (401) 457-9501, or by going to LIN’s Investor Relations page on its corporate website (www.linmedia/investor-relations/.com).

PARTICIPANTS IN THE SOLICITATION

Media General and LIN and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Media General or LIN in connection with the Merger. Information about Media General’s directors and executive officers is available in Media General’s definitive proxy statement, dated March 14, 2014, for its 2014 annual meeting of shareholders. Information about LIN’s directors and executive officers is available in LIN TV Corp.’s definitive proxy statement, dated April 12, 2013, for its 2013 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that Media General Holdings will file with the SEC when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIN MEDIA LLC
Date: March 21, 2014

	By:	/s/ Nicholas N. Mohamed
	Name:	Nicholas N. Mohamed
	Title:	Vice President Controller

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 21, 2014, by and among Media General, Inc., Mercury New Holdco, Inc., Mercury Merger Sub 1, Inc., Mercury Merger Sub 2, LLC and LIN Media LLC.

3.1	Amendment to the Amended and Restated Limited Liability Company Agreement of LIN Media LLC, dated as of March 20, 2014.

10.1	Voting and Support Agreement, dated as of March 21, 2014, by and among LIN Media LLC, Media General, Inc., Mercury New Holdco, Inc. and the other parties thereto.

10.2	Voting and Support Agreement, dated as of March 21, 2014, by and among LIN Media LLC, Media General, Inc., Mercury New Holdco, Inc. and Carson LIN SBS L.P.

10.3	Voting and Support Agreement, dated as of March 21, 2014, by and among LIN Media LLC, Media General, Inc., Standard General Fund, L.P. and Standard General Communications, LLC.

99.1	Joint Press Release issued March 21, 2014 by Media General, Inc. and LIN Media LLC.

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.